                                                                   EXHIBIT 10.11


                                 COMMON STOCK

                         REGISTRATION RIGHTS AGREEMENT

                         Dated as of November 25, 1997

                                by and between

                            CAPITAL AUTOMOTIVE REIT
                                as the Company,

                                      and

                       FBR ASSET INVESTMENT CORPORATION
                               as the Purchaser

     This Registration Rights Agreement (the "Agreement") is made and entered into as of November 25, 1997, by and between Capital Automotive REIT, a Maryland real estate investment trust (the "Company"), and FBR Asset Investment Corporation, a Virginia corporation (the "Purchaser").

     This Agreement is made pursuant to the Stock Purchase Agreement (the "Purchase Agreement"), dated November 25, 1997, between the Company and the Purchaser. In order to induce the Purchaser to enter into the Purchase Agreement, the Company has agreed to provide the registration rights provided for in this Agreement to the Purchaser and its respective direct and indirect transferees. The execution of this Agreement is a condition to the closing of the transactions contemplated by the Purchase Agreement.

     The parties hereby agree as follows:

1.   Definitions
     -----------

     As used in this Agreement, the following terms shall have the following meanings:

     Affiliate:  (i) Any person directly or indirectly owning, controlling,
     ---------
or holding, with power to vote ten percent or more of the outstanding voting securities of such other person, (ii) any person ten percent or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held, with power to vote, by such other person, (iii) any person directly or indirectly controlling, controlled by, or under common control with such other person, (iv) any executive officer, director, trustee or general partner of such other person, and (v) any legal entity for which such person acts as an executive officer, director, trustee or general partner. An indirect relationship shall include circumstances in which a person's spouse, children, parents, siblings or mothers-, fathers-, sisters or brothers-in-law is or has been associated with a person.

     Agreement:  This Registration Rights Agreement, as the same may be
     ---------
amended, supplemented or modified from time to time in accordance with the terms hereof.

     Business Day:  With respect to any act to be performed hereunder, each
     ------------
Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York or other applicable place where such act is to occur are authorized or obligated by applicable law, regulation or executive order to close.

     Closing Date:  The Closing Date for the IPO.
     ------------

     Commission:  The Securities and Exchange Commission.
     ----------

     Common Stock:  Common stock of the Company.
     ------------

     Company:  Capital Automotive REIT, a Maryland real estate investment
     -------
trust, and any successor corporation thereto.

     Controlling person:  As defined in Section 8(a) hereof.
     ------------------

     Exchange Act:  The Securities Exchange Act of 1934, as amended, and
     ------------
the rules and regulations promulgated by the Commission pursuant thereto.

     Form S-3.  Such form under the Securities Act as is in effect on the
     --------
date hereof or any successor registration form under the Securities Act subsequently adopted by the Commission that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the Commission.

     Holder:  Each registered holder of any Registrable Shares.
     ------

     Indemnified Party:  As defined in Section 8(a) hereof.
     -----------------

     IPO:  As defined in the Purchase Agreement.
     ---

     Person: An individual, partnership, corporation, trust, unincorporated
     ------
organization, government or agency or political subdivision thereof, or any other legal entity.

     Proceeding:  An action, claim, suit or proceeding (including, without
     ----------
limitation, an investigation or partial proceeding, such as a deposition), whether commenced or, to the knowledge of the person subject thereto, threatened.

     Prospectus:  The prospectus included in any Registration Statement,
     ----------
including any preliminary prospectus, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

     Purchase Agreement: The Purchase Agreement is as defined in the preamble.
     ------------------

     Purchaser:  FBR Asset Investment Corporation.
     ---------

     Register, registered and registration:  Such terms shall refer to a
     --------  ----------     ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

     Registrable Shares:  Each of the Shares until (i) the date on which it
     ------------------
has been registered effectively pursuant to the Securities Act and disposed of in accordance with the Registration Statement relating to it, (ii) the date on which either it is distributed to the public pursuant to Rule 144 (or any similar provisions then in effect) or is saleable pursuant to Rule 144(k) promulgated by the Commission pursuant to the Securities Act or (iii) the date on which it is saleable, without restriction, pursuant to an available exemption from registration under the Securities Act, or (iv) the date on which it is sold to the Company.

     Registration Statement:  Any registration statement of the Company
     ----------------------
that covers the resale of any of the Registrable Shares pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

     Rule 144:  Rule 144 promulgated by the Commission pursuant to the
     --------
Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

     Rule 144A:  Rule 144A promulgated by the Commission pursuant to the
     ---------
Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

     Rule 158:  Rule 158 promulgated by the Commission pursuant to the
     --------
Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

     Rule 174:  Rule 174 promulgated by the Commission pursuant to the
     --------
Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

     Rule 424:  Rule 424 promulgated by the Commission pursuant to the
     --------
Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

     Securities Act:  The Securities Act of 1933, as amended, and the rules
     --------------
and regulations promulgated by the Commission thereunder.

     Shares:  The shares of Common Stock being offered and sold pursuant to
     ------
the terms and conditions of the Purchase Agreement.

     Underwritten Offering:  A sale of securities of the Company to an
     ---------------------
underwriter or underwriters for reoffering to the public.

2.   Piggyback Registration
     ----------------------

          (a)   Piggyback Registration Rights and Notice of Registration.  The
                --------------------------------------------------------
Company shall notify all Holders of Registrable Shares in writing at least thirty (30) days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to any registration under Section 3 or 4 of this Agreement or to any employee benefit plan or a corporate reorganization) and will afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Shares then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Shares held by such Holder shall, within twenty (20) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Shares such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Shares in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Shares in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth therein.

          (b)   Right to Terminate Registration.  The Company shall have the
                -------------------------------
right to terminate or withdraw any registration initiated by it under this
Section 2 prior to the effectiveness of such registration whether or not any Holder has elected to include Registrable Shares in such registration.

          (c)   Underwriting.  If a registration statement under which the
                ------------
Company gives notice under this Section 2 is for an Underwritten Offering, then the Company shall so advise the Holders of Registrable Shares. In such event, the right of any such Holder's Registrable Shares to be included in a registration pursuant to this Section 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Shares in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Shares through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Shares) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to the Company, and second, to each of
                                 -----                      ------
the Holders requesting inclusion of their Registrable Shares in such registration statement on a pro rata basis based on the total number of Registrable Shares then held by each such Holder, provided, however, that the
                                                  -----------------
right of the underwriters to exclude shares (including Registrable Shares) from the registration and underwriting as described above shall be restricted so that
(i) the number of Registrable Shares included in any such registration is not reduced below twenty-five percent (25%) of the shares included in the registration, and (ii) all shares that are not Registrable Shares and are held by persons who are employees or directors of the Company (or any subsidiary of the Company) shall first be excluded from such registration and underwriting before any Registrable Shares are so excluded. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement.

Any Registrable Shares excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder that is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "Holder," and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder," as defined in this sentence.

          (d)  Hold-Back Agreement.  By electing to include Registrable Shares
               -------------------
in any registration pursuant to Section 2 hereof, the Holder of the Registrable Shares shall be deemed to have agreed not to effect any public sale or distribution of securities of the Company of the same or similar class or classes of the securities included in the Registration Statement or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, during such periods as reasonably requested by the representatives of the underwriters, if an Underwritten Offering, or the Company in any other registration.

          (e) The Company shall not be obligated to effect, or to take any action to effect any such registration of Registrable Shares pursuant to this
Section 2:

               (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in affecting such registration, qualification, or compliance, unless the Company is already subject to service or required to be so qualified in such jurisdiction and except as may be required by the Securities Act, or

               (ii) if within 14 days after its receipt of a written request to effect such registration, the Company causes to be delivered to the Holders an opinion of counsel reasonably acceptable to the Holders to the effect that the proposed disposition of Registrable Shares by the Holders will not require registration or qualification under the Securities Act, it being specifically understood and agreed that the Holders will promptly furnish to the Company and such counsel all information such counsel may reasonably request in order to enable such counsel to determine whether it would be able to render such opinion.

          (f)   Expenses.  All expenses incurred in connection with a
                --------
registration pursuant to this Section 2 (excluding underwriters' and brokers' discounts and commissions), including without limitation all federal and "blue sky" registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company.

3.   Demand Registration
     --------------------

          (a)   Demand Registration Right. If the Company shall receive at any
                --------------------------
time after six months from the Closing Date, a written request from the Holders of at least fifty (50) percent of the outstanding Registrable Shares that the Company file a registration statement under the Securities Act covering the registration of Registrable Shares pursuant to this Section 3, then the Company shall, within ten (10) business days of the receipt of such written request, give written notice of such request ("Request Notice") to all Holders, and use its reasonable best efforts to effect, as soon as practicable, the registration under the Securities Act of all Registrable Shares that Holders request to be registered and included in such registration by written notice given by such Holders to the Company within thirty (30) days after receipt of the Request Notice, subject only to the limitations of this Section 3; provided that the Registrable Shares requested by all Holders to be registered pursuant to such request have an anticipated aggregate public offering price (before any underwriting discounts and commissions) of not less than $2,500,000.

          (b)   Underwriting.  If the Holders initiating the registration
                ------------
request under this Section 3 ("Initiating Holders") intend to distribute the Registrable Shares covered by their request by means of an underwriting, then they shall so advise the Company as a part of their request made pursuant to this Section 3 and the Company shall include such information in the written notice referred to in Section 3(a). In such event, the right of any Holder to include its Registrable Shares in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Shares in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their Registrable Shares through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the Company and a majority in interest of the Initiating Holders. Notwithstanding any other provision of this Section 3, if the underwriter(s) advise(s) the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Shares that would otherwise be registered and underwritten pursuant hereto, and the number of Registrable Shares that may be included in the underwriting shall be reduced as required by the underwriter(s) and allocated among the Holders of Registrable Shares on a pro rata basis according to the number of Registrable Shares then outstanding held by each Holder requesting registration (including the Initiating Holders); provided, however, that the number of shares of Registrable Shares to be included in such underwriting and registration shall not be reduced unless all other securities of the Company are first entirely excluded from the underwriting and registration. Any Registrable Shares excluded and withdrawn from such underwriting shall be withdrawn from the registration.

          (c)   Maximum Number of Demand Registrations.  The Company is
                --------------------------------------
obligated to effect only one (1) such registration pursuant to this Section 3.

          (d)   Deferral.  Notwithstanding the foregoing, if the Company shall
                --------
furnish to Holders requesting the filing of a registration statement pursuant to this Section 3, a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Initiating Holders.

          (e)   Expenses.  All expenses incurred in connection with a
                --------
registration pursuant to this Section 3, including without limitation all registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders (but excluding underwriters' discounts and commissions), shall be borne by the Company. Each Holder participating in a registration pursuant to this Section 3 shall bear such Holder's proportionate share (based on the total number of shares sold in such registration other than for the account of the Company) of all discounts, commissions or other amounts payable to underwriters or brokers in connection with such offering. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to this Section 3 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Shares to be registered, unless the Holders of a majority of the Registrable Shares then outstanding agree to forfeit their right to demand registration pursuant to this Section 3 (in which case such right shall be forfeited by all Holders of Registrable Shares); provided, further,
                                                          --------  -------
that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company not known to the Holders at the time of their request for such registration and have withdrawn their request for registration with reasonable promptness after learning of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to this
Section 3.

          (f) The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 3:

               (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in effecting such registration, qualification, or compliance, unless the Company is already subject to service or required to be so qualified in such jurisdiction and except as may be required by the Securities Act; or

               (ii) if, within 14 days after its receipt of a written request to effect such registration, the Company causes to be delivered to the Holders an opinion of counsel reasonably acceptable to the Holders to the effect that the proposed disposition of Registrable Shares by the Holders will not require registration or qualification under the Securities Act, it being specifically understood and agreed that the Holders will promptly furnish to the Company and such counsel all information such counsel may reasonably request in order to enable such counsel to determine whether it would be able to render such opinion.

4.   Form S-3 Registration
     ---------------------

          (a) In case the Company shall receive from the Holders of at least twenty (20) percent of all outstanding Registrable Shares a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Shares owned by such Holders, then the Company will:

               (i)   Notice.  Promptly give written notice of the proposed
                     ------
registration and the Holders' request therefor, and any related qualification or compliance, to all other Holders of Registrable Shares; and

               (ii)  Registration.  As soon as practicable, use its reasonable
                     ------------
best efforts to effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holders'

Registrable Shares as are specified in such request, together with all or such portion of the Registrable Shares of any other Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 4:

                    (1) if Form S-3 is not available for such offering by the Holders;

                    (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Shares and such other securities (if any) at an aggregate price to the public of less than $1,000,000;

                    (3) if the Company shall furnish to the Holders a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement no more than once during any twelve month period for a period of not more than 120 days after receipt of the request of the Holders under this
Section 4;

                    (4) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two (2) registrations on Form S-3 for the Holders pursuant to this Section 4;

                    (5) in any particular jurisdiction in which the Company would be required to qualify to do business as a foreign corporation or to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service or required to be so qualified in such jurisdiction and except as may be required by the Securities Act; or

                    (6) if within 14 days after its receipt of a written request to effect such registration, the Company causes to be delivered to the Holders an opinion of counsel reasonably acceptable to the Holders to the effect that the proposed disposition of Registrable Shares by the Holders will not require registration or qualification under the Securities Act, it being specifically understood and agreed that the Holders will promptly furnish to the Company and such counsel all information such counsel may reasonably request in order to enable such counsel to determine whether it would be able to render such opinion.

          (iii) Expenses.  The Company shall pay all expenses incurred in
                --------
connection with each registration requested pursuant to this Section 4, (excluding underwriters' or brokers' discounts and commissions), including without limitation all filing, registration and qualification, printers' and accounting fees, the fees and disbursements of the Company, and the reasonable fees and disbursements of one counsel for the selling Holders.

          (b)   Not Demand Registration.  Form S-3 registrations shall not be
                -----------------------
deemed to be demand registrations as described in Section 3 above.

          (c)   Number of Form S-3 Registrations.  Upon request in accordance
                --------------------------------
with this Section 4, the Company is obligated to effect such registrations semi-annually pursuant to this Section 4.

5.   Rule 144 Reporting.  With a view to making available the benefits of
     ------------------
certain rules and regulations of the Commission that may at any time permit the sale of the Registrable Shares to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

          (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

          (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

          (c) So long as a Holder owns any Registrable Shares, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to the reporting requirements of the Exchange Act), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration (at any time after the Company has become subject to the reporting requirements of the Exchange Act).

6.   Registration Procedures.  In connection with the obligations of the Company
     -----------------------
with respect to any registration pursuant to this Agreement, the Company shall use its reasonable best efforts to effect or cause to be effected the registration of the Registrable Shares under the Securities Act to permit the sale of such Registrable Shares by the Holder or Holders in accordance with the Holders' intended method or methods of distribution, and the Company shall:

     (a) prepare and file with the Commission, as specified in this Agreement, a Registration Statement, which Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective for the lesser of a period of ninety (90) days or until all such Registrable Shares are sold in accordance with the intended distribution of such Shares;

     (b) subject to Section 6(i) hereof, prepare and file with the Commission such amendments and post-effective amendments to each such Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period; cause each such Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the

Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holder thereof;

     (c) furnish to the Holder of Registrable Shares without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Shares; the Company consents to the use of any such Prospectus, including each preliminary Prospectus, by the Holder of Registrable Shares, if any, in connection with the offering and sale of the Registrable Shares covered by any such Prospectus;

     (d) use its reasonable best efforts to register or qualify, or obtain exemption for registration or qualification for, all Registrable Shares by the time the applicable Registration Statement is declared effective by the Commission under all applicable state securities or "blue sky" laws of such jurisdictions as the Holder of Registrable Shares covered by a Registration Statement shall reasonably request in writing, keep each such registration or qualification or exemption effective during the period such Registration Statement is required to be kept effective and do any and all other acts and things that may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Shares owned by such Holder; provided, however, that the Company shall not be required
                      -----------------
to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 6(d), (ii) subject itself to taxation in any such jurisdiction, or (iii) submit to the general service of process in any such jurisdiction; provided, further, that if the Company fails to list the
              --------  -------
Registrable Shares on a national stock exchange or qualify for quotation on an automatic quotation system at or prior to the time the Registration Statement is declared effective by the Commission because it fails to meet requirements for such listing or quotation regarding the number of holders, the obligation in this Section 6(d) shall not require the Company to register or qualify the Registrable Shares in any jurisdiction where the Company reasonably concludes, based upon the advice of securities counsel, that such registration or qualification would require unreasonable effort (including, without limitation, amendments to the Company's charter or bylaws) or expense;

     (e) notify the Holder of Registrable Shares promptly and, if requested by such Holder, confirm such advice in writing (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, and (iii) of the happening of any event during the period a Registration Statement is effective as a result of which such Registration Statement or the related Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (iv) at the request of any such Holder, promptly to furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchaser of such securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

     (f) upon request by the Holder, furnish to the Holder of Registrable Shares copies of any request by the Commission or any state securities authority of amendments or supplements to a Registration Statement and Prospectus or for additional information;

     (g) make every reasonable effort to avoid the issuance of, or if issued to obtain the withdrawal of, any enjoining order suspending the use or effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Shares for sale in any jurisdiction, at the earliest possible moment;

     (h) upon request furnish to the Holder of Registrable Shares, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

     (i) upon the occurrence of any event contemplated by Section 6(e)(iii) hereof, use its best efforts to prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

     (j) If requested by the representative underwriters, if any, or any Holders of Registrable Shares being sold in connection with such offering, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the representative of the underwriters, if any, or such Holders indicate relates to them or otherwise reasonably request be included therein, and (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment; provided, however, that the Company shall not be
                           --------  -------
required to take any action pursuant to this Section 6 that would, in the opinion of counsel for the Company, violate applicable law;

     (k)  make available to inspection by representatives of the Holder of the Registrable Shares and the representative of any underwriters participating in any disposition pursuant to a Registration Statement and any special counsel or accountant retained by such Holders or underwriters, all financial and other records, pertinent corporate documents and properties of the Company and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representatives, the representative of the underwriters, the special counsel or accountants in connection with a Registration Statement; provided, however, that such records, documents or
                        -----------------
information that the Company determines, in good faith, to be confidential and notifies such representatives, representative of the underwriters, special counsel or accountants are confidential shall not be disclosed by the representatives, representative of the underwriters, special counsel or accountants unless (i) the disclosure of such records, documents or information is necessary to avoid or correct a misstatement or omission in a Registration Statement, (ii) the release of such records, documents or information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or
(iii) such records, documents or information have been generally made available to the public;

     (l) use its reasonable best efforts (including, without limitation, seeking to cure any deficiencies (within the Company's control) cited by the exchange or market in the Company's listing application) to list all Registrable Shares on the American Stock Exchange or The NASDAQ National Market (or the NASDAQ Small Cap Market if not qualified for the NASDAQ National Market (unless the Company qualifies and chooses to list all Registrable Shares on the New York Stock Exchange, in which event the Company shall use its best efforts to list all Registrable Shares on the New York Stock Exchange);

     (m) provide a CUSIP number for all Registrable Shares, not later than the effective date of the Registration Statement;

     (n) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and make generally available to its securityholders, as soon as reasonably practicable, earnings statements covering at least 12 months that satisfy the provisions of Section 1l(a) of the Securities Act and Rule 158 (or any similar rule promulgated under the Securities Act) thereunder;

     (o) provide and cause to be maintained a transfer agent for all Registrable Shares covered by any Registration Statement from and after a date not later than the effective date of such Registration Statement; and

     (p) In connection with any sale or transfer of the Registrable Shares that will result in such securities no longer being the Registrable Shares, cooperate with the Holders and the representative of the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Shares to be sold, which certificates shall not bear any restrictive legends and to enable such Registrable Shares to be in such denominations and registered in such names as the representative of the underwriters, if any, or Holders may request at least two Business Days prior to any sale of the Registrable Shares.

     (q) The Company may require the Holder of Registrable Shares to furnish to the Company such information regarding the proposed distribution by such Holder of such Registrable Shares as the Company may from time to time reasonably request in writing or as shall be required to effect the registration of their Registrable Shares.

     (r) The Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(e)(iii) hereof, such Holder will immediately discontinue disposition of Registrable Shares pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus. If so directed by the Company, such Holder will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Shares current at the time of receipt of such notice.

7.   Black-Out Period.  (a)  Following the effectiveness of a Registration
     ----------------
Statement (and the filings with any state securities commissions), the Company may direct the Holder to suspend sales of the Registrable Shares for such times as the Company reasonably may determine is necessary and advisable, including the following events: (i) an Underwritten Offering by the

Company where the Company is advised by the representative of underwriters for such Underwritten Offering that sale of Registrable Shares under the Registration Statement would have a material adverse effect on the primary offering, or (ii) pending negotiations relating to, or consummation of, a transaction or the occurrence of an event (x) that would require additional disclosure of material information by the Company in the Registration Statement (or such filings), (y) as to which the Company has a bona fide business purpose for preserving confidentiality, or (z) that renders the Company unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable to cause the Registration Statement (or such filings) to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis, as applicable.

     (b) In the case of an event that causes the Company to suspend the effectiveness of a Registration Statement (a "Suspension Event"), the Company may give notice (a "Suspension Notice") to the Holders to suspend sales of the Registrable Shares so that the Company may correct or update the Registration Statement (or such filings); provided, however, that such suspension shall continue only for so long as the Suspension Event or its effect is continuing. The Holders shall not effect any sales of the Registrable Shares pursuant to such Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company. If so directed by the Company, the Holders will deliver to the Company all copies of the Prospectus covering the Registrable Shares held by them at file time of receipt of the Suspension Notice. The Holders may recommence effecting sales of the Registrable Shares pursuant to the Registration Statement (or such filings) following further notice to such effect (an "End of Suspension Notice") from the Company, which End of Suspension Notice shall be given by the Company promptly following the conclusion of any Suspension Event.

     (c) Notwithstanding Section 2 hereof, if the Company shall give a Suspension Notice pursuant to this Section 8, the Company agrees it shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of the giving of the Suspension Notice to and including the date when the Holders shall have received the End of Suspension Notice and copies of the supplemented or amended Prospectus necessary to resume sales.

8.   Indemnification Contribution
     ----------------------------

     (a)  Indemnification by the Company. The Company agrees to indemnify
          ------------------------------
and hold harmless (i) the Purchaser, (ii) each Holder of the Registrable Shares,
(iii) each person, if any, who controls (within the meaning of the Securities Act or the Exchange Act) any of the foregoing (any of the persons referred to in this clause (iii) being hereinafter referred to as a "controlling person"), and
(iv) the respective officers, directors, partners, employees, representatives and agents of the Purchaser, each Holder of the Registrable Shares, or any controlling person thereof (any person referred to in clause (i), (ii), (iii) or (iv) may hereinafter be referred to as an "Indemnified Party"), as follows:

         (i) from and against any and all loss, claim, liability, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Registrable Shares were registered under the Securities Act including all documents incorporated therein by reference, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided,
                                                                       --------
however, that such indemnity with respect to any Prospectus shall not inure to
-------
the benefit of the Holder (or any controlling person thereof) to the extent that any such loss, claim, liability, damage or expense arises out of such Holder's failure to send or give a copy of the final Prospectus, as the same may be then supplemented or amended, to the person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Shares to such person if such statement or omission was corrected in such final Prospectus.

         (ii) from and against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, if such settlement is effected with the written consent of the Company (which consent shall not be unreasonably withheld); and

         (iii) from and against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

     provided, however, that this indemnity agreement does not apply to the
     --------  -------
Holder with respect to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

     (b)  Indemnification by Holders.  Each Holder severally agrees to
          --------------------------
indemnify and hold harmless the Company, each of its directors and officers (including each officer of the Company who signed the Registration Statement), each person, if any, who controls the Company, within the meaning of the Securities Act and the Exchange Act, any underwriter and any Holder selling securities under such Registration Statement or any of such other Holder's partners, directors or officers or any person who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any and all loss, liability, claim, damage and expenses described in the indemnity contained in
Section 8(a) hereof (provided, however, that any settlement described in Section
                     --------  -------
8(a) (ii) hereof is effected with the written consent of such Holder, which consent shall not be unreasonably withheld), as incurred, but only with respect to such untrue statement or omission, or alleged untrue statements or omissions, made in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Holder expressly for use in such Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto). If the Holder elects to include Registrable Shares in an Underwritten Offering pursuant to Section 3 or 4 hereof, the Holder shall be required to agree to such indemnification provisions as may be required by the underwriter in connection with such Underwritten Offering.

     (c)  Conduct of Indemnification Proceedings.  Each indemnified Party
          --------------------------------------
shall give reasonably prompt notice to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability that it may have under this indemnity agreement except to the extent that the indemnifying party is actually prejudiced by such failure to
give notice.   If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by the indemnifying party and approved by the Indemnified Party or parties in such action or proceeding, which approval shall not be unreasonably withheld; provided, however, that if such Indemnified Party or parties
          --------  -------
reasonably determines that a conflict of interest exists where it is advisable for such Indemnified Party or parties to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the Indemnified Party or parties shall be entitled to one separate counsel at the
indemnifying party's expense.   If an indemnifying party is not entitled to
assume the defense of such action or proceeding as a result of the proviso to the preceding sentence, such indemnifying party's counsel shall be entitled to conduct such indemnifying party's defense, and counsel for the Indemnified Party or parties shall be entitled to conduct the defense of such Indemnified Party or parties, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as
possible.   If an indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party or parties will pay the reasonable fees and expenses counsel for the Indemnified
Party or parties.   In such event, however, no indemnifying party will be liable for any settlement effected without the written consent of such indemnifying
party.   No indemnifying party shall, without the consent of the Indemnified
Party, consent to entry of any judgment or enter into a settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such
claim or litigation.   If an indemnifying party is entitled to assume, and
assumes, the defense of such action or proceeding in accordance with this paragraph, such indemnifying party shall not be liable for any fees and expenses for counsel for the Indemnified Parties incurred thereafter in connection with such action or proceeding.

     (d)  Contribution.  In order to provide for just and equitable
          ------------
contribution in circumstances in which the indemnity agreement provided for in this Section 8 is for any reason held to be unenforceable, unavailable or insufficient although applicable in accordance with it terms, the Company and Holder shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the

Company and the Holder in such proportion so that the Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Shares offered by and sold under the Registration Statement bears to the public offering price of all securities offered by and sold under such Registration Statement. Notwithstanding the foregoing, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls a Holder within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such Holder, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company. Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it shall promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought from any obligation it may have hereunder or otherwise.

     (e) Survival.  The obligations of the Company and the Holders under
         --------
this Section 8 shall survive the completion of any offering of Registrable Shares in a Registration Statement and otherwise.

9.   Market Stand-Off Agreement.  Each Holder hereby agrees that it shall not,
     ---------------------------
to the extent requested by the Company or an underwriter of securities of the Company, sell or otherwise transfer or dispose of any Registrable Shares (other than to donees or partners of the Holder who agree to be similarly bound) for up to one hundred eighty (180) days following the effective date of a Registration Statement of the Company filed under the Securities Act; provided, however,
                                                         -----------------
that:

     (a) such agreement shall be applicable only to the first such Registration Statement of the Company that covers securities to be sold on its behalf to the public in an Underwritten Offering but not to Registrable Shares sold pursuant to such Registration Statement, and

     (b) all executive officers and trustees of the Company then holding Common Stock of the Company enter into similar agreements.

     In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this Section 9 and to impose stop transfer instructions with respect to the Registrable Shares and such other shares of stock of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

10.  Termination of the Company's Obligations.  The Company shall have no
     ----------------------------------------
obligations pursuant to this Agreement with respect to: (a) any request or requests for registration made by any Holder on a date more than two (2) years after the closing date of the Company's initial public offering; or (b) any Registrable Shares proposed to be sold by a Holder in a registration pursuant to this Agreement if, in the opinion of counsel to the Company, all such Registrable

Shares proposed to be sold by a Holder may be sold in a three-month period without registration under the Securities Act pursuant to Rule 144 under the Securities Act.

11.  Limitations on Subsequent Registration Rights. From and after the date of
     ---------------------------------------------
this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the then outstanding Registrable Shares, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 3 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Shares of the Holders that is included, or (b) to make a demand registration that could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in Section 3(a), or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 3.

12. Miscellaneous
    -------------

     (a) Remedies.  In the event of a breach by the Company, or by a Holder of
         --------
the Registrable Shares, of any of their obligations under this Agreement, each Holder of the Registrable Shares of the Company, in addition to being entitled to exercise all rights granted by law, including recovery and damages, will be entitled to specific performance of its rights under this Agreement; provided,
                                                                     ---------
however, that no holder shall have any right to obtain or seek an injunction
-------
restraining or otherwise delaying any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

     (b)  Amendments and Waivers.  The provisions of this Agreement, including
           ----------------------
the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except if the written consent of the Holders of a majority in aggregate principal amount of the then outstanding Registrable Shares is obtained; provided, however, that for the purposes of this Agreement, Registrable Shares
--------  -------
that are owned, directly or indirectly, by either the Company or an Affiliate of
the Company are not deemed outstanding.   Notwithstanding the foregoing, a
waiver or consent to depart from the provisions hereof with, respect to a matter that relates exclusively to the rights of Holders of the Registrable Shares whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders of the Registrable Shares may be given by Holders of a majority of the Registrable Shares being sold by such Holders pursuant to such Registration Statement; provided, however, that the provisions of this sentence may not be amended,
--------  -------
modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

     (c) Notices.  All notices and other communications provided for herein
         -------
shall be made in writing by hand-delivery, next-day air courier, certified first-class mail, return receipt requested, telex or telecopy;

         (i) if to the Company, to Waterview Building, 1925 N. Lynn Street, Suite 306, Arlington, VA 22209, ATTN: Thomas D. Eckert, President and CEO;

         (ii) if to the Purchaser, to 1001 Nineteenth Street, North, Arlington, VA 22209, ATTN: Eric F. Billings, Chief Executive Officer;

         (iii) if to any other person who is then the registered Holder of any Registrable Shares, to the address of such Holder as it appears in the Common Stock register of the Company.

          Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given (v) when delivered by hand, if personally delivered, (w) one Business Day after being timely delivered to a next-day air courier, (x) five Business Days after being deposited in the mail, postage prepaid, if mailed, (y) when answered back, if telexed, or (z) when receipt is acknowledged by the recipient's telecopier machine, if telecopied.

     (d)  Successors and Assigns.  Notwithstanding anything herein to the
          ----------------------
contrary, the registration rights of a Holder under Sections 2, 3, or 4 hereof may be assigned only to a party who acquires at least 10,000 Common Shares;

provided, however, that no party may be assigned
-----------------
any of the foregoing rights unless the Company is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee and identifying the securities of the Company as to which the rights in question are being assigned; and provided, further that any such
                                           -----------------
assignee shall receive such assigned rights subject to all the terms and conditions of this Agreement, including without limitation the provisions of this Section 12(d).

     (e) Counterparts.  This Agreement may be executed in any number of
         ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same Agreement.

     (f) Governing Law.  This Agreement shall be governed by and construed in
         -------------
accordance with the laws of the Commonwealth of Virginia, as applied to contracts made and performed within the Commonwealth of Virginia without regard to principles of conflicts of law.

     (g) Severability.  If any term, provision, covenant or restriction of
         ------------
this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

     (h)  Headings.   The headings in this Agreement are for convenience of
          --------
reference only and shall not limit or otherwise affect the terms of this Agreement. All references made in this Agreement to "Section" refer to such Section of this Agreement, unless expressly stated otherwise.

     (i)  Costs and Attorneys' Fees.  In any action or proceeding brought to
          -------------------------
enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover its reasonable costs and attorneys' fees in addition to any other available remedy.

     (j)  Adjustment for Stock Splits, etc.  Wherever in this Agreement there
          --------------------------------
is a reference to a specific number of shares, then upon the occurrence of any subdivision, combination, or stock dividend of such shares, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the affect on the outstanding shares of such class or series of stock by such subdivision, combination, or stock dividend.

     (k)  Aggregation of Stock.  All shares held or acquired by affiliated
          --------------------
entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

                             SIGNATURE PAGE FOLLOWS

          IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

          THE COMPANY:        CAPITAL AUTOMOTIVE REIT


                              By:
                                 ------------------------------
                              Name:
                                   ----------------------------
                              Title:
                                    ---------------------------



          THE PURCHASER:      FBR ASSET INVESTMENT CORPORATION


                              By:
                                 ------------------------------
                              Name:
                                   ----------------------------
                              Title:
                                    ---------------------------